UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------

       Date of Report (Date of earliest event reported): February 2, 2004
                           --------------------------



                             MARCONI CORPORATION PLC

             (Exact name of registrant as specified in its charter)

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      England and Wales                 33-12430                    xxx
 ----------------------------   ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


                          New Century Park, PO Box 53,
                                Coventry, CV3 1HJ

               ---------------------------------------- ----------
       (Address of principal executive offices)          (Zip Code)


               Registrant's telephone number, including area code:

               ---------------------------------------------------
          (Former name or former address, if changed since last report)



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Item No. 5     Press release dated 2 February 2004 - Re Junior Notes


                                                                Press enquiries:

                   Joe Kelly,   tel: 0207 306 1771; email: joe.kelly@marconi.com
                   David Beck, tel: 0207 306 1490; email: david.beck@marconi.com


                                                             Investor enquiries:
             Heather Green, tel: 0207 306 1735; email: heather.green@marconi.com


                             MARCONI CORPORATION PLC
            HOLDING IN 10% GUARANTEED JUNIOR SECURED NOTES DUE 2008
                 CUSIP No. : G58129AD2; ISIN No. : XS0166109768

              Cancellation of previously repurchased Junior Notes

London - 2 February 2004 - Marconi Corporation plc (London: MONI and Nasdaq:
MRCIY) today announces that, in accordance with the terms of the Group's Secured Notes, it has proceeded with the cancellation of its holdings in the Junior Secured Notes which, as a result of previously announced repurchases and redemptions, amounted to $18.1 million (approximately GBP9.8 million) as at 30 January 2004.

As a result of this cancellation, the original issue amount of $486,881,472 of the Junior Notes has been reduced by $42,108,842 to $444,772,631. The pool factor that has applied since the partial redemption that occurred on 12 January 2004 remains unchanged at 57.0274167%.

Any queries in respect of payment, pool factor or related matters should be directed to Emma Wilkes at Bank of New York on (+44) 20 7964 7662, who are the Registrar, the Depositary and the Paying Agent.

ENDS/...

About Marconi Corporation plc

Marconi Corporation plc is a global telecommunications equipment, services and solutions company. The company's core business is the provision of innovative and reliable optical networks, broadband routing and switching and broadband access technologies and services. The company's customer base includes many of the world's largest telecommunications operators. The company is listed on the London Stock Exchange (MONI) and on Nasdaq (MRCIY).

Additional information about Marconi Corporation can be found at www.marconi.com.

Copyright (c) 2004 Marconi Corporation plc. All rights reserved. All brands or product names are trademarks of their respective holders.

This Press Release contains certain statements that are not historical facts, including statements about Marconi's expectations and beliefs and statements with respect to its business plan and other objectives. Such statements are forward-looking statements. These statements typically contain words such as "intends", "expects", "anticipates", "estimates" and words of similar import. Undue reliance should not be placed on such statements, which are based on Marconi's current plans, estimates, projections and assumptions. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend on circumstances which may occur in the future. There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward-looking statements. These factors include, but are not limited to future revenues being lower than expected; increasing competitive pressures within the industry; general economic conditions or conditions affecting the relevant industries, both domestically and internationally, being less favourable than expected. Marconi has identified certain important factors that may cause actual results to differ materially from those contained in these forward-looking statements as described in Marconi's Form 20-F annual report and Form 6-K reports filed with the US Securities and Exchange Commission. Marconi disclaims any obligation to publicly update or revise these forward-looking statements, whether to reflect new information or future events or circumstances or otherwise.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MARCONI CORPORATION PLC



                                       By:     ____M Skelly____

                                       Name:   M Skelly
                                       Title:  Company Secretary


Date: February 2, 2004